==============================================================================

          UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                              FORM 8-K


                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 28, 1999



                            STEWART ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

             LOUISIANA                0-19508                72-0693290
   (State or other jurisdiction     (Commission           (I.R.S. Employer
         of incorporation)         File Number)          Identification No.)



                         110 VETERANS MEMORIAL BOULEVARD
                           METAIRIE, LOUISIANA  70005
               (Address of principal executive offices) (Zip Code)



                                 (504) 837-5880
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



==============================================================================

ITEM 5.  OTHER EVENTS

     On January 28, 1999 the Company issued the following press release.


     CONTACT:

          Kenneth C. Budde
          Stewart Enterprises, Inc.
          110 Veterans Memorial Boulevard
          Metairie, Louisiana 70005
          504/837-5880


                                                      FOR IMMEDIATE RELEASE


     STEWART ENTERPRISES' SHARES PRICED AT $16.75



     Metairie,  Louisiana, January 28, 1999 . . . Stewart Enterprises, Inc.

     (Nasdaq NMS:  STEI)  announced  today  that  its  public  offering  of

     12,500,000  shares  of  Class A Common Stock (including 650,000 shares being offered by the Stewart  Revocable  Trust, a trust established by the Chairman of the Company's Board of Directors,  Frank  B.  Stewart,

     Jr.,  and his wife) has been priced at $16.75 per share.  The offering will generate  approximately  $190  million  in  net  proceeds  to the

     Company,  which  will  be  used  to  fund acquisitions and for general corporate purposes.  Pending use for such  purposes,  the net proceeds will  be  used  to  repay  debt  or to invest in short-term,  interest bearing securities.  The Company will  not receive any of the proceeds

     from the sale by the selling shareholder.   The  closing  date for the

     offering is scheduled for February 2, 1999.



     The  offering  is  being managed by Bear, Stearns & Co. Inc.,  Merrill

     Lynch & Co. and Johnson  Rice  &  Company L.L.C. who have an option to purchase  an  additional  1,875,000 shares  to  cover  over-allotments

     (including 97,500 shares to be sold by the selling shareholder).



     Founded  in  1910, Stewart Enterprises,  Inc.  is  the  third  largest provider of products  and services in the death care industry in North

     America, currently owning  and  operating  576  funeral  homes and 143 cemeteries  in  North  America, South America, Europe and the  Pacific

     Rim.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits


1.1 Terms Agreement dated January 27, 1999 between the Company and the Underwriters named therein (the "Terms Agreement")

1.2 Underwriting Agreement-Basic Provisions dated January 6, 1999 between the Company and the Underwriters named in the Terms Agreement


                                 SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   STEWART ENTERPRISES, INC.




January 28, 1999                   /s/  KENNETH C. BUDDE
                                   ------------------------
                                   Kenneth C. Budde
                                   Executive Vice President
                                   Chief Financial Officer